UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2006

360 GLOBAL WINE COMPANY

(Exact name of registrant as specified in its charter)

Nevada	0-50092	98-0231440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kirkland Ranch Road, Napa, California 94558
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 254-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

e  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

e  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

e  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

e  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On January 19, 2006, 360 Global Wine Company (the “Company”) announced in a press release that the Company disputes the claims alleged by Wall Street Communications in its press release dated January 18, 2006. A copy of the Company’s press release attached as Exhibit 99.1 is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description of Exhibit
99.1	360 Global Wine Company press release dated January 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2006
360 GLOBAL WINE COMPANY

	By:	/s/ Joel Shapiro
Joel Shapiro Chief Executive Officer

 Exhibit Index

Exhibit	Description of Exhibit
99.1	360 Global Wine Company press release dated January 19, 2006.